SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 16, 2004

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE

On August 16, 2004, TESSCO issued the press release attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)                                  Financial Statements of Businesses Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 16, 2004 (furnished pursuant to Item 5 of Form 8-K)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ ROBERT C. SINGER
Robert C. Singer
Senior Vice President and Chief Financial Officer

Dated: August 16, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 16, 2004